ADVISORSHARES DORSEY WRIGHT ALPHA EQUAL WEIGHT ETF

Schedule of Investments

March 31, 2020 (Unaudited)

Investments	Shares	Value
MONEY MARKET FUND – 110.0%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.56%(a) (Cost $25,412,320)	25,412,320	$25,412,320
Total Investments – 110.0%
(Cost $25,412,320)		25,412,320
Liabilities in Excess of Other Assets – (10.0%)		(2,311,952)
Net Assets – 100.0%		$23,100,368

(a)	Rate shown reflects the 7-day yield as of March 31, 2020.

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2020, in valuing the Fund's assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Money Market Fund	$25,412,320	$–	$–	$25,412,320
Total	$25,412,320	$–	$–	$25,412,320

SUMMARY OF SCHEDULE OF INVESTMENTS

% of
Net Assets
Money Market Fund	110.0%
Total Investments	110.0
Liabilities in Excess of Other Assets	(10.0)
Net Assets	100.0%